SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2012
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

21.                   SUBSEQUENT EVENTS

As of December 31, 2012 Vimicro Shenzhen held land use right to a parcel of undeveloped land that the Company originally planned to use for the non-core IC business. In April 2013, the Group disposed off 100% equity interest in the parent company of Vimicro Shenzhen, whose assets primarily included the underlying land use right held by Vimicro Shenzhen, cash and outstanding due from the Group with carrying amounts of $980, $6,700 and $2,173, respectively, to Vimicro Management Zhongxing Tianshi Investment Corporation (“Vimicro Tianshi”) after the approval by the audit committee and the special independent committee. Vimicro Tianshi was set up by certain executives of the Company in the British Virgin Island as an offshore representative of the VMF Consulting Company. The consideration for the disposal was $10,000, based on a valuation performed by a third party appraiser.